                                                                   Exhibit 10.22


   --------------------------------------------------------------------------



                    ROTHSCHILD ASSET-BACKED FINANCE CONDUIT V

                     ---------------------------------------


                   SPECIFIC TERMS AND CONDITIONS OF SERVICING

                                      among

                              BLT FINANCE CORP. III

                                   ("Issuer")

                                       and

                        BOYLE LEASING TECHNOLOGIES, INC.

                                  ("Servicer")

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              ("Back-up Servicer")

                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              ("Indenture Trustee")


                     ---------------------------------------


                          Dated as of November 1, 1994


   --------------------------------------------------------------------------

     SPECIFIC TERMS AND CONDITIONS OF SERVICING, dated as of November 1, 1994, by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), Boyle Leasing Technologies, Inc., a Massachusetts corporation, as the Servicer hereunder (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee") under the Indenture (defined below).


                              PRELIMINARY STATEMENT


     This Specific Terms and Conditions of Servicing (the "Specific Servicing Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Servicing attached hereto as Appendix 1 (the "Standard Servicing Terms"). Together the Specific Servicing Terms and the Standard Servicing Terms are intended to form the Servicing Agreement entered into in connection with the financing described below.

     The Issuer has entered into an Indenture dated as of November 1, 1994, (the "Indenture"), with the Indenture Trustee, the Back-up Servicer and the Servicer, pursuant to which the Issuer intends to issue one or more Series of Warehouse Notes and Term Notes (the "Notes").

     The Issuer and Leasecomm Corporation (the "Company") have entered into a Lease Acquisition Agreement dated as of November 1, 1994 (the "Lease
Acquisition Agreement"), providing for, among other things, the contribution and sale, from time to time, by the Company to the Issuer of all of its right, title and interest in and to certain Lease Assets which the Issuer is and will be pledging with the Indenture Trustee, and in which the Issuer will be granting to the Indenture Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of such Lease Acquisition Agreement, the Lease Acquisition Agreement requires that the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer enter into this Agreement to provide for the servicing of the Lease Assets.

     In order to further secure the Notes, the Issuer is granting to the Indenture Trustee a security interest in, among other things, the Issuer's rights derived under this Servicing Agreement and the Lease Acquisition Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Lease Assets shall also be for the benefit and security of the Indenture Trustee and all holders from time to time of the Notes. For its services under the Servicing Agreement, the Servicer will receive a Servicer Fee as provided herein and in the Indenture. For its services hereunder the Back-up Servicer will receive a Back-up Servicer Fee as provided herein and in the Indenture.

     SECTION 1.  SPECIFIC DEFINITIONS AND DESIGNATIONS

        "ACH Bank": None.

        "Back-up Servicer": shall initially mean Norwest Bank Minnesota, National Association.

        "Company": shall mean Leasecomm Corporation.

        "Indenture Trustee": shall initially mean Norwest Bank Minnesota, National Association.

        "Initial Net Worth Standard": shall mean that the Reported Companies' total net worth, consisting of stockholders' equity and subordinated notes, as reflected in the most recent Reported Companies' Financial Statements, is equal to at least $2,500,000.

        "Issuer": shall mean BLT Finance Corp. III.

        "Reported Companies": shall mean Boyle Leasing Technologies, Inc., Leasecomm Corporation, and their affiliates on a consolidated basis and in addition, any successor Servicer appointed pursuant to the Servicing Agreement.

        "Servicer": shall initially mean Boyle Leasing Technologies, Inc.

        "Servicer State of Incorporation": is Massachusetts.

     SECTION 2.  THE SERVICER FEE

        The Servicer Fee shall be equal to $2.00 per Lease Contract, per Scheduled Payment; provided, however, that if the Servicer is anyone other than Boyle Leasing Technologies, Inc. or one of its affiliates, (i) the Servicer Fee shall be equal to the lesser of (a) $2.00 per Lease Contract, per Scheduled Payment or (b) the fee provided for in Section 6.02 of the Standard Servicing Terms and (ii) such successor Servicer shall be entitled to any Additional Servicer Fee as provided in the Standard Servicing Terms.

     SECTION 3.  COMMENCEMENT OF INDEPENDENT ACCOUNTING REPORTS

        The annual independent accountants' reports referred to in Section 4.03 of the Standard Servicing Terms shall commence with the fiscal year ending on or after the date that the sum of the Aggregate Implicit Principal Balance and the balance in the Cash Collateral Account, if any, less the Notes Outstanding is less than the Required Collateralization Amount.

     SECTION 4.  MODIFICATION OF CERTAIN STANDARD SERVICING TERMS

        (a) Notwithstanding the provisions of Section 3.03 of the Standard Servicing Terms, the Servicer shall remit collections to the Trustee for deposit in the Collection Account as described in Section 3.03 of the Standard Servicing Terms by 12:00 noon Minneapolis time on each Monday, or if such day is not a Business Day, on the next Business Day thereafter.

     (b) The following sentence shall be added at the end of Section 6.04:

     Any default by the Servicer, other than a default with respect to required deposits and payments in accordance with Article 3 or a default of the type set forth in clause (vii) or (viii) of Section 6.01 (a), that is cured and for which no notice of default is received within 30 days shall automatically be deemed waived without necessity of a written waiver or consent.

     (c) The following sentence shall be added at the end of Section 7-04(e):

     The Back-up Servicer agrees that any site visit it makes pursuant to this Section will coincide with any site visit to be made by it to the Servicer or the Company pursuant to similar provisions under other servicing agreements to which they are a party.

     SECTION 5.  BACKUP SERVICING AND REPLACEMENT EQUIPMENT

           (a) In consideration of the Servicing Fe e to be received by it pursuant to the Servicing Agreement, Boyle Leasing Technologies, Inc. hereby agrees to assume the lessor's obligation to provide replacement equipment under any "loss damage waiver" provision of a Lease Contract.

           (b) In consideration of the Back-up Servicer Fee to be received by it pursuant to the Servicing Agreement, Norwest Bank Minnesota, National Association hereby agrees that it will, upon the, occurrence of a Servicer Event of Default with respect to Boyle Leasing Technologies, Inc., assume the lessor's obligation to provide replacement equipment under any "loss damage waiver" provision of a Lease Contract.

     (c) Section 6.02(d) of the. Standard Servicing Terms is amended to add the following sentence at the end thereof

     Notwithstanding the foregoing, the Back-up, Servicer shall not be relieved of its obligations under Section 5(b) of the Specific Servicing Terms.

     (d) Section 7.04(e) of the Standard Servicing Terms is amended to add the following proviso at the end of the first sentence thereof:

     provided, however, that any such site visit shall be scheduled to coincide with the annual site visit required pursuant to the Servicing Agreement dated as of May 1, 1993, among BLT Finance Corp. II, Boyle Leasing Technologies, Inc. and Norwest Bank Minnesota, National Association.

     SECTION 6.  ADDRESSES FOR NOTICES

     All demands, notices and communications referred to in Section 8.04 of the Standard Servicing Terms shall be addressed as follows:

        (a) if to the Issuer, at 950 Winter Street, Waltham, Massachusetts 02154, Attention: President;

        (b) if to the Servicer, at 950 Winter Street, Waltham, Massachusetts 02154, Attention: President;

        (c) if to the Back-up Servicer, at 6th & Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department;

        (d) if to the Indenture Trustee, at 6th Street & Marquette Avenue. Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department;

        (e) if to any Noteholder, at its address for notices specified in the Note Register;

        (f) if to the Rating Agencies, at Standard & Poor's, 26 Broadway, New York, NY 10004 and Moody's Investor Service, Inc., 99 Church Street, New York, NY 10007.

        Any of the Persons in subclauses (a) through (f) above may change the address for notices hereunder by giving notice of such change to the other Persons. Any change of address shown on the Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder.

     SECTION 7. SERVICING AGREEMENT COMPRISED OF SPECIFIC SERVICING TERMS AND STANDARD SERVICING TERMS

        This Specific Servicing Terms incorporates by reference all of the provisions of the Standard Servicing Terms attached hereto as Appendix 1, which together form the Servicing Agreement. Notwithstanding the foregoing, if any provision of the Standard Servicing Terms conflicts with the provisions of the Specific Servicing Terms, the provisions of the Specific Servicing Terms shall control.

     SECTION 8.  COUNTERPARTS

        This Servicing Agreement may be executed in one or more Counterparts all of which together shall constitute one original document.

     IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                            NORTHWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION, Indenture Trustee

                                            By: /s/ Thomas S. Maple
                                                --------------------------------
                                                Name: Thomas S. Maple
                                                Title: AVP



                                            NORWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION, Back-up Servicer

                                            By: /s/ Thomas S. Maple
                                                --------------------------------
                                                Name: Thomas S. Maple
                                                Title: AVP



                                            BLT FINANCE CORP. III
                                              Issuer

                                            By: /s/ JG Hines
                                                --------------------------------
                                                Name: JG Hines
                                                Title: VP



                                            BOYLE LEASING TECHNOLOGIES, INC.
                                              Servicer

                                            By: /s/ JG Hines
                                                --------------------------------
                                                Name: JG Hines
                                                Title: VP

                                                                       Exhibit A


                        [Form of Monthly Servicer Report]

================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



To Norwest Bank Minnesota, National Association,
    as Trustee and Backup Servicer                Determination Date: __________
   MBIA as the Financial Guarantor
   Rothschild Inc., as Placement Agent            Calculation Date:   __________
                                                                      __________


Dear Sirs:

     In accordance with Section 4.01 of the Standard Terms and Conditions of Servicing, dated November 1, 1994, by and among Boyle Leasing Technologies, Inc. as Servicer, Norwest Bank Minnesota, N.A., as Indenture Trustee and Backup Servicer and BLT Finance Corp. III, as Depositor ("W"), this letter constitutes the Monthly Servicer's Report for the Payment Date occurring on _______________ 16, 1994. Unless otherwise expressly noted, all data contained herein has been calculated as of the related Calculation Date and with respect to the related Due Period. Reference is also made to the Standard Terms and Conditions of Indenture, dated as of November 1, 1994 ("IN") and the Specific Terms & Conditions of Indenture, dated November 1, 1994 by and among the Depositor and the Servicer and the Indenture Trustee and Back-Up Servicer ("IN-SUP").

ACH ACCOUNT

  Beginning Balance maintained in the ACH Account:                 $____________
    (equals Ending Balance from prior Servicer Report)
  Plus Credits to the ACH Account pursuant to the National
    Automated Clearing House System
     Scheduled and Overdue Payments                                $____________
     Any other payments received under Lease Contracts             $____________
  Less amounts reversed out of the ACH Account                     $____________
  Current ACH balance, net of reversals                            $____________
                                                                    ____________

  DEPOSITS INTO COLLECTION ACCOUNT FOR PRIOR DUE PERIOD
  DEPOSITS BY OR ON BEHALF OF THE SERVICER:
    Scheduled and Overdue Payments Received under
     the Lease Contracts directly by the Servicer                  $____________
    Prepayments                                                    $____________
    Residual Proceeds                                              $____________
    Recoveries                                                     $____________
    Purchase Price received                                        $____________
    Guaranty Amounts                                               $____________
    Insurance Proceeds                                             $____________
    Servicer Advances                                              $____________
    Other amounts received by Servicer                             $____________

                 TOTAL                                             $
                                                                    ============

================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



TRANSFERS MADE BY TRUSTEE TO THE COLLECTION ACCOUNT
  Transfer from Advance Payment Account
    (per 3.03(c)(ii) of SV)                                        $____________
  Advance Payment Account Investment Earnings
    (per 3.03(c)(i) of SV)                                         $____________
  Transfer from Cash Collateral Account
    (per 12.03(d)(i) and (d) (iii) of IN)                          $____________
  Collection Account Investment Earnings                           $____________
  Transfer from ACH Account (per 3.03(b) of SV)                    $____________

                 TOTAL                                             $____________
Amounts from other sources (e.g. Depositor reimbursement
 of losses on eligible investments)                                $____________

             TOTAL DEPOSITED INTO THE COLLECTION ACCOUNT           $
             (OTHER THAN PAYMENTS FROM MBIA)                        ============



Disbursements from Collection Account:

PRIOR TO PAYMENT OF PRINCIPAL AND INTEREST DUE
  Service Fee                                                      $____________
  Reinvestment Income (Collection Account and Advance
  Payment Account to Servicer)                                     $____________
  Reimburse Servicer and Back-up Servicer pursuant to
    Section 3.09 of SV (for costs associated with
    Defaulted Leases)                                              $____________
  Pay Servicer any tax amounts deposited in ACH account
    or Collection Account pursuant to Section 3.07 of SV           $____________
  Unreimbursed Servicer Advances now collected
  Nonrecoverable Servicer Advances                                 $____________
  Trustee Fee                                                      $____________
  Backup Servicer Fee                                              $____________
  MBIA Warehouse Premium                                           $____________
  MBIA Premium (starting on November 16, 1995)                     $____________

                 Total                                             $____________

             TOTAL BALANCE AVAILABLE FOR NOTEHOLDER PAYMENTS       $____________



DISBURSEMENTS TO NOTEHOLDER
  Total Interest Due (current and overdue)                         $____________
    Warehouse Note Int          ____________ @ ____________%
    Term Notes Series ___ Int   ____________
    Term Notes Series ___ Int   ____________

================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



  Principal Distribution Amount                                    $____________
    Warehouse Note Prin          ____________
    Term Notes Series ___ Prin   ____________
    Term Notes Series ___ Prin   ____________
  Portion covered by MBIA Policy, (for every Payment
    Date before stated Maturity Date, only Interest
    Due; for Stated Maturity Date, Interest due plus
    outstanding Note Amount)                         $____________
   Amounts received under the MBIA Policy (Article
    8 of IN)                                         $____________


   TOTAL BALANCE AVAILABLE FOR OTHER PAYMENTS                      $____________

OTHER DISBURSEMENTS
  Deposit to the Cash Collateral Account to its Cash
    Collateral Account Required Balance (see below)                $____________
  Any Insurance Premiums pursuant to 12.02(d)(viii) of IN
  Unpaid MBIA amounts, if any                                      $____________
  Additional Servicer Fee, if any                                  $____________
  Successor Servicer, MBIA and Trustee Transition Costs
    specified in 12.02(d)(x) of IN                                 $____________
  Note Principal, if a Trigger Event has occurred
    (per 12.02(d)(xi) of IN)                                       $____________
    Warehouse Note Prin          ____________
    Term Notes Series ___ Prin   ____________
    Term Notes Series ___ Prin   ____________
  To the Servicer amounts specified in 12.02(d)(xii) of IN         $____________
  To the Servicer any unreimbursed Servicer Advances               $____________
  To MBIA, amounts specified in the Insurance Agreement            $____________
  To Trustee and Back-up Servicer, amounts specified
    in 12.02(d)(xiv) of IN                                         $____________
  To the Warehouse Lender, excess costs pursuant to 12.02(d)(xv) $____________ To the Depositor, any excess amount remaining in the
    Collection Account                                             $____________


ENDING BALANCE IN THE ACH ACCOUNT, AFTER TRANSFER
TO COLLECTION ACCOUNT                                              $____________

ENDING BALANCE IN THE COLLECTION ACCOUNT                           $____________


SERVICER ADVANCES
  Amount of Scheduled Payments not received (includes both
    Scheduled Payments on Delinquent Leases as well as leases
    which have become Defaulted Leases in the current
    Monthly Period)                                                $____________
  Cumulative unreimbursed Servicer Advances as of the previous
    Servicer Remittance Date                                       $____________
  Plus Servicer Advances for the current Monthly Period            $____________
  Less Aggregate amount of Servicer Advance reimbursements
    for the current Monthly Period                                 $____________

  Cumulative unreimbursed Servicer Advances                        $____________

================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



SERIES INITIAL IMPLICIT PRINCIPAL BALANCE

    1994-A Series Initial IPB       $24,849,171.25
                                     _____________

    1994-B Series Initial IPB       $_____________

    Total Initial Series IPB        $_____________
                                     _____________


                                                    Series 1994-B
NOTE INFORMATION                   Series 1994-A   Warehouse Notes      Total
                                  --------------   ---------------      -----

  Initial Note Balance            $18,885,370.15    $____________    ___________
                                   _____________
  Less Principal Payment          $_____________    $____________    ___________
  Plus Warehouse Fundings
    since last Servicer Report    $_____________    $____________    ___________

    Ending Note Balance           $_____________    $____________    ___________


MINIMUM REQUIRED COLLATERALIZATION AMOUNT:

    Required Collateralization Amount,
    as last calculated plus Warehouse Funding
    IPB times Holdback Rate,
    if any, on Payment Due                          $5,963,801.10
                                                     ____________

REQUIRED COLLATERALIZATION AMOUNT

  Floor Percentage                                                   5.0%
                                                                     ---
  Collateralization Percentage                                        26%
                                                                     ---

  a) Minimum Required Collateralization Amount      $____________

  b) the greatest of A, B, or C                     $____________
     A) Collateralization Percentage multiplied
          by the Aggregate Implicit Principal
          Balance                                   $____________
     B) Implicit Principal Balance of the
          3 largest Customers                       $____________
     C) Floor Percentage multiplied by the Initial
         Aggregate Implicit Principal Balance       $____________

  Required Collateralization Amount equals the
    lesser of a) or b)                                              $___________

  Actual overcollateralization amount:
  (Implicit Principal Balance plus Cash Collateral
    Account balance) minus the Outstanding Note Amount              $___________


================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================


CASH COLLATERAL ACCOUNT
Beginning Balance                                                                    $____________
  Less Amount transferred to Collection Amount                                       $____________
  Plus Amount transferred from Collection Amount                                     $____________
  Investment Earnings on Cash Collateral Account                                     $____________
  Less amounts in excess of Cash Collateral Account Required Balance                 $____________
    transferred to Depositor pursuant to Section 12.02(d)(ii) of IN                  $____________
Ending Balance                                                                       $____________
  Cash Collateral Account Factor                                                            1.0067
  Cash Collateral Account Required Balance:

  Sum of Product of (a) Required Collateralization Amount (see below) -
  (Implicit Principal Balance - ending Note balance) and (b) Cash Collateral Account
  Factor or zero if a Trigger Event has occurred + initial Deposit                   $____________


ADVANCE PAYMENT ACCOUNT
  Beginning Balance                                                                  $____________
    Plus amount received during the Monthly Period and Remitted by Servicer          $____________
    Plus Investment Earnings on Advance Payment Account                              $____________
    Less amount transferred by Trustee to Collection Account                         $____________
  Ending Balance                                                                     $____________

IMPLICIT PRINCIPAL BALANCE DECREASE
  (As of Calculation Date, for all leases acquired through           Implicit
   Determination Date)                                           Principal Balance   # of Contracts
                                                                 -----------------   --------------

Beginning Aggregate Implicit Principal Balance                    $24,849,171.25            14,552
                                                                  --------------      ------------
  Less Authorization of Scheduled Payments                        $_____________      ____________
  Less Unamortized Implicit Principal balance of:
  Defaulted Contracts                                             $_____________      ____________
    Matured Contracts                                             $_____________      ____________
    Casualty Contracts (to Extent of Insurance Proceeds)          $_____________      ____________

  Plus IPB of Substitute Contracts transferred into the Trust     $_____________      ____________
  Less IPB of Substitute Contracts transferred out of the Trust   $_____________      ____________
  Less IPB of Contracts repurchased by the Seller of Transferor
    or purchased by the Servicer during the current Due Period    $_____________      ____________
  Other                                                           $_____________      ____________
  Aggregate Implicit Principal Balance Decrease                   $_____________      ____________

  Implicit Principal Balance prior to New Warehouse Fundings      $_____________      ____________

  Plus IPB of Lease Contracts acquired through Warehouse

      Fundings                                                    $_____________      ____________

  Ending Aggregate Implicit Principal Balance                     $_____________      ____________


================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================


TRIGGER EVENT CALCULATIONS:

CALCULATE ANNUALIZED DEFAULT RATE:

  # of months after Servicer Advance made to declare Defaulted Lease:  five

  Implicit Principal Balance of Defaulted Lease Contracts during
    current Due Period (including repurchased and Substitute Contracts)             $____________
  Less Recoveries received during the current Due Period                            $____________
  Less Residuals                                                                    $____________
           Total                                                                    $____________
  Current Month Annualized Default Rate          ______________



DETAIL ON DEFAULTED CONTRACTS (INCLUDING REPURCHASED OR SUBSTITUTED CONTRACTS):

                                              Implicit Principal
                                                     Balance        # of Contracts
                                              ------------------    --------------

  Servicer did not make Advance                 $______________      ____________
  Prior Advance Deemed Unrecoverable            $______________      ____________
  Prior Advance not Reimbursed by Deadline      $______________      ____________

      Total Defaulted Contracts                 $______________      ____________



CALCULATE DELINQUENCY RATE:

                                                   Implicit           Implicit         Number of
Delinquencies                                 Principal Balance   Principal Balance    Contracts
                                              -----------------   -----------------    ---------

  31-60 days delinquent                         $_____________       ____________    ____________
  61-90 days delinquent                         $_____________       ____________    ____________
  91-120 days delinquent                        $_____________       ____________    ____________
  121-150 days delinquent                       $_____________       ____________    ____________
  151-180 days delinquent                       $_____________       ____________    ____________
  180 + days delinquent                         $_____________       ____________    ____________

Delinquency Rate                                $_____________       ____________    ____________


================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



CHECK NOTE DEFAULT AND DELINQUENCY TRIGGERS:

                                                                                         Monthly Period
                                   Sum of Current &                                        Prior to
                      Average        Immediately                        Immediately       Immediately
                   Past 3 Months    Preceding Month   Current Month   Preceding Month   Preceding Month
                   -------------   ----------------   -------------   ---------------   ---------------

Annualized           __________       __________        __________       __________        __________
Default Rate         __________       __________        __________       __________        __________

Delinquency Rate     __________       __________        __________       __________        __________

                                       Curr Mo +         Current
                     3 Mo Avg.          Last Mo           Month
                     ---------          -------           -----

WAREHOUSE FUNDING PERIOD TRIGGER EVENTS:

  Max. Def. Rates:     6.0%
                      ----

  Max. Delinq. Rate:  12.0%
                      ----

OVERALL TRIGGER EVENTS:

  Max. Def. Rates:     7.0%              21.0%            21.0%
                      ----               ----             ----

  Max Delinq. Rate:   14.5%
                      ----


NET WORTH:

Warehouse Funding Period New Worth Minimum                                                $4,600,000.00
                                                                                          -------------

Overall Net Worth Minimum                                                                 $4,000,000.00
                                                                                          -------------

Boyle Leasing Technologies, Inc.'s Net Worth           $__________  (as of _________, 1994 (un)audited)



DETAIL ON SUBSTITUTIONS AND PURCHASES:

                                                                                 Cumulative Implicit
                                                              Cumulative         Principal Balance
                                            Implicit           Implicit          Divided by Initial
                                       Principal Balance  Principal Balance  Implicit Principal Balance
                                       -----------------  -----------------  --------------------------


Leases Terminated or Prepaid and
  Substituted per 4.04(d) of IN         $_____________     $_____________           ___________%        (<10%)
Delinquent Lease Contracts,
  Substituted or Purchased per
  4.04(d) of IN                         $_____________     $_____________           ___________%        (<20.0%)
Defaulted Lease Contracts,
  Substituted or Purchased per
  4.04(d) of IN                         $_____________     $_____________           ___________%        (<6.5%)



================================================================================

 BOYLE LEASING TECHNOLOGIES, INC.                          DEAL #: 1994-A
 MONTHLY SERVICER REPORT                                   MONTH: ______, 19___

================================================================================



TRANSITION COSTS:

Cumulative Transition Costs Paid to Date
  pursuant to 12.02(d)(x) of IN               $____________


Explanatory Notes:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Contact:        _______________________
Phone:          _______________________

     The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects.

                                                      __________________________
                                                      Servicer

                                                      By: ______________________
                                                          Name:
                                                          Title: